                        United HealthCare Corporation
                        1997 Long-Term Incentive Plan
                            adopted pursuant to
               Amended and Restated 1991 Stock and Incentive Plan

     1. Establishment. This 1997 Long-Term Incentive Plan (this "Plan") is adopted under and pursuant to the United HealthCare Corporation Amended and Restated 1991 Stock and Incentive Plan, Amended and Restated Effective August 15, 1996 (the "1991 Plan"). This Plan was approved and adopted by the Committee referred to in Section 3 of the 1991 Plan on February 11, 1997.

     2. Purpose. The purpose of this Plan is to advance the interests of United HealthCare Corporation and its shareholders by attracting and retaining key employees, and by stimulating the efforts of such employees to contribute to the continued success and growth of the business of United HealthCare Corporation.

     3. Definitions. When the following terms are used herein with initial capital letters, they shall have the following meanings:

     3.1.  "Additional Start-Up Period" has the meaning assigned in Section 4.3.

     3.2.  "Award" means a Cash Award or a Stock-Based Award.

     3.3. "Cash Award" means a single lump sum cash payment payable to a Participant under this Plan with respect to a Performance Period pursuant to
Section 5.

     3.4. "Change in Control" means the occurrence of any of the following events:

          (a) The acquisition by any person, entity or "group," within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, other than the Company or any of its affiliates, or any employee benefit plan of the Company and/or one or more of its affiliates, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934) of 20% or more of either the then outstanding shares of the Company's Common Stock or the combined voting power of the Company's then outstanding voting securities in a transaction or series of transactions not approved in advance by a vote of at least three-quarters of the Continuing Directors (as hereinafter defined).

          (b) Individuals who, as of January 1, 1997 constitute the Board of Directors of the Company (generally the "Directors" and, as of January 1, 1997, the "Continuing Directors") cease for any reason to constitute at least a majority thereof, provided that any person becoming a Director subsequent to

     January 1, 1997 whose nomination for election was approved in advance by a vote of at least three-quarters of the Continuing Directors (other than a nomination of an individual whose initial assumption of office is in connection with an actual or threatened solicitation with respect to the election or removal of the Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A under the Securities Exchange Act of 1934) shall be deemed to be a Continuing Director.

          (c) The approval by the shareholders of the Company of a reorganization, merger, consolidation, liquidation or dissolution of the Company or of the sale (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company other than a reorganization, merger, consolidation, liquidation, dissolution or sale approved in advance by a vote of at least three-quarters of the Continuing Directors.

          (d) The first purchase under any tender offer or exchange offer (other than an offer by the Company or any of its affiliates) pursuant to which shares of the Company's Common Stock are purchased.

          (e) At least a majority of the Continuing Directors determine in their sole discretion that there has been a change of control of the Company.

     3.5. "Committee" means the Committee referred to in Section 3 of the 1991 Plan.

     3.6. "Company" means United HealthCare Corporation, a Minnesota corporation, and any of its more than 50%-owned subsidiaries, whether now existing or hereafter established or acquired.

     3.7.  "First Performance Period" has the meaning assigned in Section 4.3.

     3.8. "Maximum Award Level" means the Maximum Award Level for a Participant and a Performance Period designated by the Committee pursuant to Section 4.2(e) or 4.3.

     3.9. "Participant" means any executive officer of the Company who is designated by the Committee pursuant to Section 4.2(c) or 4.3 to participate with respect to a Performance Period as a Participant in this Plan.

     3.10. "Performance Measures" means measures of the Company's performance designated by the Committee with respect to a Performance Period pursuant to
Section 4.2(b) or 4.3.

     3.11. "Performance Period" means a period established by the Committee pursuant to Section 4.2(a) or 4.3 for the purpose of determining Awards payable or issuable pursuant to this Plan. Each Performance Period shall begin on the first day of a fiscal year of the Company.

     3.12. "Stock-Based Award" means a an award of the Company's Shares (as defined in the 1991 Plan), options to acquire Shares, SARs (as defined in the 1991 Plan), or other stock-based award available under the 1991 Plan, issuable to a Participant under this Plan with respect to a Performance Period pursuant to Section 5.

     3.13. "Target Award Level" means the Target Award Level for a Participant and a Performance Period designated by the Committee pursuant to
Section 4.2(e) or 4.3.

     4.    Administration.

     4.1. Power and Authority of Committee. This Plan shall be administered by the Committee. The Committee shall have full power and authority, subject to all the applicable provisions of this Plan, the 1991 Plan and applicable law, to (a) establish, amend, suspend or waive such rules and regulations and appoint such agents as it deems necessary or advisable for the proper administration of this Plan, (b) construe, interpret and administer this Plan and any instrument or agreement relating to this Plan, (c) consult with the Company's finance and accounting areas in making computations under this Plan, and (d) make all other determinations and take all other actions necessary or advisable for the administration of this Plan. Unless otherwise expressly provided in this Plan or the 1991 Plan, each determination made and each action taken by the Committee pursuant to this Plan or any instrument or agreement relating to this Plan (i) shall be within the sole discretion of the Committee, (ii) may be made at any time and (iii) shall be final, binding and conclusive for all purposes on all persons, including, but not limited to, Participants and their legal representatives and beneficiaries, and employees of the Company.

     4.2.  Determination of Performance Periods, Etc. Except as provided in
Section 4.3 below with respect to the First Performance Period and the Additional Start-Up Period, on or before the 90th day of each fiscal year of the Company the Committee shall:

          (a) Establish the length of the Performance Period, if any, which will commence with the first day of such fiscal year. Unless otherwise determined by the Committee, each Performance Period shall be a period of two, three, four or five years.

          (b) Designate the Performance Measures for determining Awards for such Performance Period. Such Performance Measures may include growth in earnings per share, growth in operating income per share, return on equity, return on assets, total shareholder return, or such other measures as are selected by the Committee. The Committee may, with respect to a Performance Period, (i) select one Performance Measure or more than one Performance Measure; (ii) establish goals based on the achievement of alternative Performance Measures or based on the achievement of a combination of Performance Measures; and (iii) select Performance Measures and establish goals based on absolute performance or based on the performance of a peer group of companies selected by the Committee or determined in a manner specified by the Committee. Any Performance Measure designated by the Committee for a Performance Period may be modified by the Committee at any time during the first calendar quarter of such Performance Period.

          (c) Upon the recommendation of the Company's Chief Executive Officer, designate the Participants in the Plan for such Performance Period. The Committee's designation of an individual as a Participant for one Performance Period does not require that the Committee designate such individual as a Participant for any subsequent Performance Period. Each Participant shall be an executive officer employed by the Company. Directors of the Company who are not also employees of the Company shall not be designated as Participants. The Committee may designate an individual as a Participant in the Plan for a Performance Period after the 90th day of the first fiscal year in such Performance Period where such individual's employment with the Company commences after such 90th day or where such individual is promoted within the Company after such 90th day.

          (d) Designate whether the Awards for such Performance Period will be Cash Awards and/or Stock-Based Awards and, if Stock-Based Awards, specify the nature (i.e., restricted stock, unrestricted stock, options, SARs, or other) and terms of such

     Awards, which shall be consistent with the 1991 Plan; or specify that the nature of such Awards shall be designated by the Committee at any time during or after the end of such Performance Period.

          (e) Designate the Target Award Level and the Maximum Award Level for each Participant for such Performance Period.

          (f) Determine the method for calculating Awards for such Performance Period, based on the Performance Measures, goals, Target Award Levels and Maximum Award Levels for such Performance Period.

     4.3. First Performance Period and Additional Start-up Period. Concurrently with the adoption of this Plan, the Committee is establishing two Performance Periods. The first such Performance Period (the "First Performance Period") shall commence January 1, 1997 and end December 31, 1999. The second such Performance Period (the "Additional Start-Up Period") shall commence January 1, 1997 and end December 31, 1998. The Performance Measures, goals, Participants, type of Awards, Target Award Levels, Maximum Award Levels, and method for calculating Awards for the First Performance Period and the Additional Start-Up Period, as approved by the Committee, are attached hereto as Exhibits A and B, respectively.

     4.4. Certification. As promptly as is feasible following the close of each Performance Period and prior to payment or issuance of any Award to any Participant under this Plan, the Committee shall certify in writing as to the attainment of all goals upon which any Award to a Participant for that Performance Period are to be based and the calculation of all such Awards.

    5.   Incentive Payments.

    5.1. Awards. Each Participant with respect to a Performance Period shall receive an Award for such Performance Period, of the type and calculated in the manner previously determined by the Committee with respect to such Performance Period, in an amount not greater than the Participant's Maximum Award Level for such Performance Period. Notwithstanding the foregoing, if so specified in the determinations provided for in Section 4.2, the Committee may, in its discretion, increase or decrease a Participant's Award for a Performance Period based on the Committee's assessment of non-financial factors relating to the Participant's and/or the Company's performance during the Performance Period.

    5.2. Time of Making Awards. Provided that the Committee has made the certifications provided for in Section 4.4 hereof, Awards shall be paid or issued to Participants as soon as is administratively feasible after the end of a Performance Period and, unless the Committee has not made such certifications, in no event more than six months after the end of such Performance Period. Participants may elect to defer the receipt of all or any portion of a Cash Award pursuant to any deferred compensation plan of the Company which is applicable to such payments in which a Participant is eligible to participate.

    5.3. Nontransferability. Participants and beneficiaries shall not have the right to assign, encumber or otherwise anticipate the Awards to be made under this Plan, and the benefits provided hereunder shall not be subject to seizure for payment of any debts or judgments against any Participant or any beneficiary.

    5.4. Requirement of Continued Employment; Exceptions. Notwith-standing any other provision herein, no Award will be paid or issued to any Participant unless such Participant continues to be employed by the Company at the date of payment or issuance, subject to the following exceptions:

          (a) If a Participant retires with the approval of the Committee before the end of a Performance Period or after the end of a Performance Period but before payment or issuance is made, the Committee may, in its discretion, determine that the Participant shall be paid or issued a pro rated portion of the Award that the Participant would have received but for such retirement. In such event, (i) the pro rationing shall be based on the portion of such Performance Period prior to the Participant's retirement, and (ii) the measurement of Performance Measures and the achievement of goals shall be based on performance through the end of the fiscal year of the Company which ends closest to the Participant's date of retirement. The Committee shall determine the Participant's date of retirement in a manner consistent with Company practices.

          (b) If a Participant dies or becomes permanently and totally disabled before the end of a Performance Period or after the end of a Performance Period but before payment or issuance is made, the Committee may, in its discretion, determine that the Participant (or, in the case of death, the Participant's estate) shall be paid or issued a pro rated portion of the Award that the Participant would have received but for such death or disability. In such event, (i) the pro rationing shall be based on the portion of such Performance Period prior to the Participant's death or disability, and (ii) the measurement of Performance Measures and the achievement of goals shall be based on performance through the end of the fiscal year of the Company which ends closest to the date of such death or disability. The Committee shall determine the existence and date of permanent and total disability in a manner consistent with Company practices.

          (c) If a Change in Control shall occur during a Performance Period, each Participant shall receive the full Award earned for such Performance Period, with the measurement of Performance Measures and the achievement of goals to be based on performance through the end of the fiscal year of the Company which ends closest to the date of such Change in Control.

         (d) If the Committee determines that a Participant shall be paid or issued a pro rated portion of an Award pursuant to (a) or (b) above, or if a Participant is entitled to be paid or issued an Award pursuant to (c) above, the Committee shall make the certifications referred to in Section
     4.4 with respect to the applicable portion of the relevant Performance Period as promptly as is feasible. Provided that the Committee has made such certifications, the Award or pro rated portion of such Award, as the case may be, shall be paid or issued to the Participant (or, in the case of death, to the Participant's estate) as soon as is administratively feasible after such certifications are made.

     5.5. Tax Withholding. In order to comply with all applicable federal or state income, social security, payroll, withholding or other tax laws or regulations, the Committee may establish such policy or policies as it deems appropriate with respect to such laws and regulations, including, without limitation, the establishment of policies to ensure that all applicable federal or state income, social security, payroll, withholding or other taxes, which are the sole and absolute responsibility of the Participant, are withheld or collected from such Participant.

     6. Amendment and Termination; Adjustments. Except to the extent prohibited by applicable law and unless otherwise expressly provided in this Plan or the 1991 Plan:

           (a) Subject to the provisions of (b) below, the Committee may amend this Plan prospectively at any time and for any reason deemed sufficient by it without notice to any person affected by this Plan.

           (b) Neither the Committee nor the Company shall amend, alter, suspend, discontinue or terminate any right to an Award with respect to a Performance Period previously designated, prospectively or retroactively, in a manner adverse to a Participant without the consent of the Participant affected thereby, except as otherwise provided herein.

           (c) The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan in the manner and to the extent it shall deem desirable to carry this Plan into effect.

     7.    Miscellaneous.

     7.1. Effective Date. This Plan shall be deemed effective as of January 1, 1997.

     7.2. Headings. Headings are given to the Sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

     7.3. Applicability to Successors. This Plan shall be binding upon and inure to the benefit of the Company and each Participant, the successors and assigns of the Company, and the beneficiaries, personal representatives and heirs of each Participant. If the Company becomes a party to any merger, consolidation or reorganization, this Plan shall remain in full force and effect as an obligation of the Company or its successors in interest.

     7.4. Employment Rights and Other Benefit Programs. The provisions of this Plan shall not give any Participant any right to be retained in the employment of the Company. In the absence of any specific agreement to the contrary, this Plan shall not affect any right of the Company, or of any affiliate of the Company, to terminate, with or without cause, any Participant's employment at any time. This Plan shall not replace any contract of employment, whether oral or written, between the Company and any Participant, but shall be considered a supplement thereto. This Plan is in addition to, and not in lieu of, any other employee benefit plan or program in which any Participant may be or become eligible to participate by reason of employment with the Company. No compensation or benefit awarded to or realized by any Participant under this Plan shall be included for the purpose of computing such Participant's compensation under any compensation-based retirement, disability, or similar plan of the Company unless required by law or otherwise provided by such other plan.

     7.5. No Trust or Fund Created. This Plan shall not create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any affiliate and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company or any affiliate pursuant to this Plan, such right shall be no greater than the right of any unsecured general creditor of the Company or of any affiliate.

     7.6. Governing Law. The validity, construction and effect of this Plan or any Award payable or issuable under this Plan shall be determined in accordance with the laws of the State of Minnesota.

     7.7. Severability. If any provision of this Plan is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of this Plan, such provision shall be stricken as to such jurisdiction, and the remainder of this Plan shall remain in full force and effect.

     7.8. Cash Awards Not Qualified Performance-Based Compensation. Cash Awards made under this Plan are not intended to qualify as "qualified performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended.

                                   Exhibit A
                                      to
          United HealthCare Corporation 1997 Long-Term Incentive Plan

                      Terms for First Performance Period

     These Terms for First Performance Period have been adopted and approved by the Compensation and Stock Option Committee of United HealthCare Corporation pursuant to the United HealthCare Corporation 1997 Long-Term Incentive Plan (the "Plan"). Capitalized terms which are used herein and are not otherwise defined herein have the meanings assigned to them in the Plan.

     1. Performance Period. The First Performance Period shall commence January 1, 1997 and end December 31, 1999.

     2. Participants, Type of Awards, Target Award Levels, and Maximum Award Levels. The Participants for the First Performance Period are as set forth on Attachment One hereto. The Target Award Levels and Maximum Award Levels for the First Performance Period for each such Participant are as set forth below. Awards for the First Performance Period shall be Cash Awards. Target Award Levels and Maximum Award Levels are expressed as a percentage of the sum of
(a) each Participant's weighted average annual base earnings during the First Performance Period, plus (b) the Participant's weighted average target compensation under the Company's management incentive plan during the First Performance Period.

            Target Award Level                 Maximum Award Level
            as Percentage of                    as Percentage of
          Amount Described Above              Amount Described Above
          ----------------------              ----------------------

                  33-1/3%                              100%

                  33-1/3%                              100%

                  33-1/3%                              100%

     3. Performance Measures. Cash Awards for the First Performance Period will be based on the following two Performance Measures:

          (a) Three-Year EPS Growth Relative to High Performance Group. The Company's "Three-Year EPS Growth Relative to High Performance Group" for the First Performance Period will be determined as follows:

               (i) The Company's percentage growth in earnings per share during the First Performance Period will be computed based on primary earnings per share as reported in the Company's audited financial statements for the fiscal years ended December 31, 1996 and December 31, 1999, as filed with the Securities and Exchange Commission.

               (ii) The percentage growth in earnings per share during the First Performance Period of each company (other than the Company) included in the High Performance Group (as defined in Section 5 below) will be computed based on primary earnings per share as reported in such companies' audited financial statements for the fiscal years ended December 31, 1996 and December 31, 1999, as filed with the Securities Exchange Commission.

          Notwithstanding the foregoing, if such a company's fiscal year ends on a date other than December 31, such company's results for its last fiscal year ending before December 31, 1996 or December 31, 1999, as applicable, shall be used in making such computations.

               (iii) The percentage growth in earnings per share of the companies included in the High Performance Group, computed as specified in (ii) above, will be divided into the 25% quartile, the 50% quartile, and the 75% quartile, based on the formula (N+1) * (applicable percentage quartile), where N equals the number of such companies.(1)

               (iv) The Company's percentage growth in earnings per share, computed as specified in (i) above, will be compared against the percentage quartiles computed as specified in (iii) above, with the result referred to herein as the Company's "Three-Year EPS Growth Relative to High Performance Group."

           (b) Three-Year Operating Income Per Share Growth Relative to Healthcare Industry. The Company's "Three-Year Operating Income Per Share Growth Relative to Healthcare Industry" for the First Performance Period will be determined as follows:

               (i) The Company's percentage growth in operating income per share during the First Performance Period will be computed based on operating income and weighted average shares outstanding as reported in the Company's audited financial statements for the fiscal years ended December 31, 1996 and December 31, 1999, as filed with the Securities and Exchange Commission.

               (ii) The percentage growth in operating income per share during the First Performance Period of each company included in the Healthcare Industry Peer Group (as defined in Section 6 below) will be computed based on operating income and weighted average shares outstanding as reported in such companies' audited financial statements for the fiscal years ended December 31, 1996 and December 31, 1999, as filed with the Securities Exchange Commission. Notwithstanding the foregoing, if such a company's fiscal year ends on a date other than December 31, such company's results for its last fiscal year ending before December 31, 1996 or December 31, 1999, as applicable, shall be used in making such computations.

               (iii) The percentage growth in operating income per share of the companies included in the Healthcare Industry Peer Group, computed as specified in (ii) above, will be divided into the 25% quartile, the 50% quartile, the 75% quartile, and the 90% quartile, based on the formula (N+1) * (applicable percentage quartile), where N equals the number of such companies.

               (iv) The Company's percentage growth in operating income per share, computed as specified in (i) above, will be compared against the percentage quartiles computed as specified in (iii) above, with the result referred to herein as the Company's "Three-Year Operating Income Per Share Growth Relative to Healthcare Industry."

---------------
(1) Example: If 10 companies, excluding the Company, are included in the High Performance Group, and if their respective growth in earnings per share are 1%, 2%, 4%, 4%, 5%, 6%, 8%, 9%, 11%, and 15%, the 25% quartile would be
3.5%; the 50% quartile would be 5.5%; and the 75% quartile would be 9.5%.

     4. Adjustments to Reported Financial Results. In computing earnings per share for purposes of Section 3(a)(i) and (ii) above and operating income per share for purposes of Section 3(b)(i) and (ii) above, reported results shall be adjusted to eliminate (a) the cumulative effect of changes in generally accepted accounting principles; (b) gains and losses from discontinued operations; (c) extraordinary gains or losses; and (d) any other unusual or nonrecurring gains or losses which are separately identified and quantified in the reporting entity's financial statements, including merger related charges.

     5. Definition of High Performance Group. The "High Performance Group" shall include each company which satisfies each of the following criteria:

          (a) The company is included in the Standard & Poor's 500 stock index at the end of the First Performance Period.

          (b) The company files audited financial statements with the Securities and Exchange Commission for each fiscal year referred to in
     Section 3(a)(ii).

          (c) For the three-year period comprising the First Performance Period, the company ranks in the top quartile of all companies included in the Standard & Poor's 500 stock index on the basis of total return to shareholders (price appreciation plus reinvested dividends).

          (d) For the three-year period comprising the First Performance Period, the company reports compounded growth in earnings per share of at least 15% per year.

          (e) For the last fiscal year of such company referred to in Section 3(a)(ii), the company reports revenues of not less than $3 billion and not more than $15 billion.

The companies included in the High Performance Group shall be determined by the Committee on the basis of the criteria set forth above at the end of the First Performance Period.

     6. Definition of Healthcare Industry Peer Group. The "Healthcare Industry Peer Group" shall include the following companies:

               Company                           Ticker Symbol
               -----------------------------------------------
               Aetna Inc.                            AET
               Cigna Corp.                           CI
               Columbia/HCA Healthcorp               COL
               FHP International Corp.               FHPC
               Foundation Health Corp.               FH
               Health Systems International          HQ
               Healthsource Inc.                     HS
               Humana Inc.                           HUM
               Oxford Health Plans Inc.              OXHP
               Pacificare Health Systems             PHSYB
               Physicians Corp. America              PCAM
               Wellpoint Health Network              WLP

If any of the companies named above is acquired by or merges with or into another of the companies named above during the First Performance Period, the resulting company shall be included in the Healthcare Industry Peer Group and any company which ceases to be a separate reporting company shall be removed from the Healthcare Industry Peer Group. If any of the companies named above is acquired by or merges with or into a company not named above during the First Performance Period, the Committee shall determine at the end of the First Performance Period whether the resulting company shall be included in the Healthcare Industry Peer Group. Regardless of the Committee's determination, any company which ceases to be a separate reporting company as a result of such a transaction shall be removed from the Healthcare Industry Peer Group.

     7. Determination of Cash Awards. Subject to the provisions of the Plan, each Participant for the First Performance Period shall receive a Cash Award in an amount calculated on the basis of the following table. The amounts set forth in the cells of the following table represent the Cash Awards to be paid, expressed as percentages of a Participant's Target Award Level. In the event that the Company's Three-Year EPS Growth Relative to High Performance Group or its Three-Year Operating Income Per Share Growth Relative to Healthcare Industry falls between the percentage quartiles set forth in the row and column headings below, the Committee shall interpolate from the amounts set forth in the cells in order to determine Cash Awards.

                                       Three-Year Operating Income Per Share
                                       Growth Relative to Healthcare Industry
                                 -----------------------------------------------------
                                 Below 25%    25%       50%       75%     90% quartile
                                 quartile   quartile  quartile  quartile     or more
                                 ---------  --------  --------  --------  ------------
                   75% quartile
                        or more      0%       75%       150%      225%        300%
      Three-Year
      EPS Growth   50% quartile      0%       50%       100%      175%        250%
     Relative to
High Performance   25% quartile      0%       25%        75%      125%        220%
           Group

                      Below 25%
                       quartile      0%        0%         0%        0%          0%


Notwithstanding the foregoing, the Committee may, in its discretion, increase or decrease a Participant's Award for the First Performance Period by an amount equal to up to 10% of the amount otherwise payable to the Participant, based on the Committee's assessment of non-financial factors relating to the Participant's and/or the Company's performance during the First Performance Period.

     8. Terms Subject to Plan. These Terms for First Performance Period are subject to all the terms, conditions, qualifications and limitations set forth in the Plan, which is hereby incorporated herein by reference.

                                Attachment One

                      Participants for First Performance Period

       William W. McGuire, M.D.                    James Carlson
       Jeannine M. Rivet                           David S. Lubben
       Robert J. Backes                            Henry Loubet
       Blair R. Suellentrop                        Travers H. Wills
       David George                                Michael Mooney
       Paul LeFort                                 David Devereaux
       Marshall Rozzi                              R. Channing Wheeler
       David P. Koppe                              Stephen J. Hemsley
       Fred Dunlop                                 Thomas P. McDonough
       Robert Sheehy

                              Exhibit B
                                 to
     United HealthCare Corporation 1997 Long-Term Incentive Plan

                 Terms for Additional Start-up Period

     These Terms for Additional Start-Up Period have been adopted and approved by the Compensation and Stock Option Committee of United HealthCare Corporation pursuant to the United HealthCare Corporation 1997 Long-Term Incentive Plan (the "Plan"). Capitalized terms which are used herein and are not otherwise defined herein have the meanings assigned to them in the Plan.

     1. Performance Period. The Additional Start-Up Period shall commence January 1, 1997 and end December 31, 1998.

     2. Participants, Type of Awards, Target Award Levels, and Maximum Award Levels. The Participants for the Additional Start-Up Period are as set forth on Attachment One hereto. The Target Award Levels and Maximum Award Levels for the Additional Start-Up Period for each such Participant are as set forth below. Awards for the Additional Start-Up Period shall be Cash Awards. Target Award Levels and Maximum Award Levels are expressed as a percentage of the sum of (a) each Participant's weighted average annual base earnings during the Additional Start-Up Period, plus (b) the Participant's weighted average target compensation under the Company's management incentive plan during the Additional Start-Up Period.

            Target Award Level                 Maximum Award Level
            as Percentage of                    as Percentage of
          Amount Described Above              Amount Described Above
          ----------------------              ----------------------

                  33-1/3%                              100%

                  33-1/3%                              100%

                  33-1/3%                              100%

     3. Performance Measures. Cash Awards for the Additional Start-Up Period will be based on the following two Performance Measures:

          (a) Two-Year EPS Growth Relative to High Performance Group. The Company's "Two-Year EPS Growth Relative to High Performance Group" for the Additional Start-Up Period will be determined as follows:

               (i) The Company's percentage growth in earnings per share during the Additional Start-Up Period will be computed based on primary earnings per share as reported in the Company's audited financial statements for the fiscal years ended December 31, 1996 and December 31, 1998, as filed with the Securities and Exchange Commission.

               (ii) The percentage growth in earnings per share during the Additional Start-Up Period of each company (other than the Company) included in the High Performance Group (as defined in Section 5 below) will be computed based on primary earnings per share as reported in such companies' audited financial statements for the fiscal years ended December 31, 1996 and

          December 31, 1998, as filed with the Securities Exchange Commission. Notwithstanding the foregoing, if such a company's fiscal year ends on a date other than December 31, such company's results for its last fiscal year ending before December 31, 1996 or December 31, 1998, as applicable, shall be used in making such computations.

               (iii) The percentage growth in earnings per share of the companies included in the High Performance Group, computed as specified in (ii) above, will be divided into the 25% quartile, the 50% quartile, and the 75% quartile, based on the formula (N+1) * (applicable percentage quartile), where N equals the number of such companies.(1)

               (iv) The Company's percentage growth in earnings per share, computed as specified in (i) above, will be compared against the percentage quartiles computed as specified in (iii) above, with the result referred to herein as the Company's "Two-Year EPS Growth Relative to High Performance Group."

          (b) Two-Year Operating Income per Share Growth Relative to Healthcare Industry. The Company's "Two-Year Operating Income Per Share Growth Relative to Healthcare Industry" for the Additional Start-Up Period will be determined as follows:

               (i) The Company's percentage growth in operating income per share during the Additional Start-Up Period will be computed based on operating income and weighted average shares outstanding as reported in the Company's audited financial statements for the fiscal years ended December 31, 1996 and December 31, 1998, as filed with the Securities and Exchange Commission.

               (ii) The percentage growth in operating income per share during the Additional Start-Up Period of each company included in the Healthcare Industry Peer Group (as defined in Section 6 below) will be computed based on operating income and weighted average shares outstanding as reported in such companies' audited financial statements for the fiscal years ended December 31, 1996 and December 31, 1998, as filed with the Securities Exchange Commission. Notwithstanding the foregoing, if such a company's fiscal year ends on a date other than December 31, such company's results for its last fiscal year ending before December 31, 1996 or December 31, 1998, as applicable, shall be used in making such computations.

               (iii) The percentage growth in operating income per share of the companies included in the Healthcare Industry Peer Group, computed as specified in (ii) above, will be divided into the 25% quartile, the 50% quartile, the 75% quartile, and the 90% quartile, based on the formula (N+1) * (applicable percentage quartile), where N equals the number of such companies.

               (iv) The Company's percentage growth in operating income per share, computed as specified in (i) above, will be compared against the percentage quartiles computed as specified in (iii) above, with the result referred to herein as the Company's "Two-Year Operating Income Per Share Growth Relative to Healthcare Industry."


---------------
(1) Example: If 10 companies, excluding the Company, are included in the High Performance Group, and if their respective growth in earnings per share are 1%, 2%, 4%, 4%, 5%, 6%, 8%, 9%, 11%, and 15%, the 25% quartile would be
3.5%; the 50% quartile would be 5.5%; and the 75% quartile would be 9.5%.

     4. Adjustments to Reported Financial Results. In computing earnings per share for purposes of Section 3(a)(i) and (ii) above and operating income per share for purposes of Section 3(b)(i) and (ii) above, reported results shall be adjusted to eliminate (a) the cumulative effect of changes in generally accepted accounting principles; (b) gains and losses from discontinued operations; (c) extraordinary gains or losses; and (d) any other unusual or nonrecurring gains or losses which are separately identified and quantified in the reporting entity's financial statements, including merger related charges.

     5. Definition of High Performance Group. The "High Performance Group" shall include each company which satisfies each of the following criteria:

          (a) The company is included in the Standard & Poor's 500 stock index at the end of the Additional Start-Up Period.

          (b) The company files audited financial statements with the Securities and Exchange Commission for each fiscal year referred to in
     Section 3(a)(ii).

          (c) For the two-year period comprising the Additional Start-Up Period, the company ranks in the top quartile of all companies included in the Standard & Poor's 500 stock index on the basis of total return to shareholders (price appreciation plus reinvested dividends).

          (d) For the two-year period comprising the Additional Start-Up Period, the company reports compounded growth in earnings per share of at least 15% per year.

          (e)  For the last year fiscal year of such company referred to in
     Section 3(a)(ii), the company reports revenues of not less than $3 billion and not more than $15 billion.

The companies included in the High Performance Group shall be determined by the Committee on the basis of the criteria set forth above at the end of the Additional Start-Up Period.

     6. Definition of Healthcare Industry Peer Group. The "Healthcare Industry Peer Group" shall include the following companies:

          Company                               Ticker Symbol
          --------                              -------------
          Aetna Inc.                                AET
          Cigna Corp.                               CI
          Columbia/HCA Healthcorp                   COL
          FHP International Corp.                   FHPC
          Foundation Health Corp.                   FH
          Health Systems International              HQ
          Healthsource Inc.                         HS
          Humana Inc.                               HUM
          Oxford Health Plans Inc.                  OXHP
          Pacificare Health Systems                 PHSYB
          Physicians Corp. America                  PCAM
          Wellpoint Health Network                  WLP

If any of the companies named above is acquired by or merges with or into another of the companies named above during the Additional Start-Up Period, the resulting company shall be included in the Healthcare Industry Peer Group and any company which ceases to be a separate reporting company shall be removed from the Healthcare Industry Peer Group. If any of the companies named above is acquired by or merges with or into a company not named above during the Additional Start-Up Period, the Committee shall determine at the end of the Additional Start-Up Period whether the resulting company shall be included in the Healthcare Industry Peer Group. Regardless of the Committee's determination, any company which ceases to be a separate reporting company as a result of such a transaction shall be removed from the Healthcare Industry Peer Group.

     7. Determination of Cash Awards. Subject to the provisions of the Plan, each Participant for the Additional Start-Up Period shall receive a Cash Award in an amount calculated on the basis of the following table. The amounts set forth in the cells of the following table represent the Cash Awards to be paid, expressed as percentages of a Participant's Target Award Level. In the event that the Company's Two-Year EPS Growth Relative to High Performance Group or its Two-Year Operating Income Per Share Growth Relative to Healthcare Industry falls between the percentage quartiles set forth in the row and column headings below, the Committee shall interpolate from the amounts set forth in the cells in order to determine Cash Awards.

                                       Three-Year Operating Income Per Share
                                       Growth Relative to Healthcare Industry
                                 -----------------------------------------------------
                                 Below 25%    25%       50%       75%     90% quartile
                                 quartile   quartile  quartile  quartile     or more
                                 ---------  --------  --------  --------  ------------
                   75% quartile
                        or more      0%       75%       150%      225%        300%
      Three-Year
      EPS Growth   50% quartile      0%       50%       100%      175%        250%
     Relative to
High Performance   25% quartile      0%       25%        75%      125%        220%
           Group

                      Below 25%
                       quartile      0%        0%         0%        0%          0%


Notwithstanding the foregoing, the Committee may, in its discretion, increase or decrease a Participant's Award for the Additional Start-Up Period by an amount equal to up to 10% of the amount otherwise payable to the Participant, based on the Committee's assessment of non-financial factors relating to the Participant's and/or the Company's performance during the Additional Start-Up Period.

     8. Terms Subject to Plan. These Terms are subject to all the terms, conditions, qualifications and limitations set forth in the Plan, which is hereby incorporated herein by reference.

                                Attachment One

               Participants for Additional Start-Up Period

       William W. McGuire, M.D.                    James Carlson
       Jeannine M. Rivet                           David S. Lubben
       Robert J. Backes                            Henry Loubet
       Blair R. Suellentrop                        Travers H. Wills
       David George                                Michael Mooney
       Paul LeFort                                 David Devereaux
       Marshall Rozzi                              R. Channing Wheeler
       David P. Koppe                              Stephen J. Hemsley
       Fred Dunlop                                 Thomas P. McDonough
       Robert Sheehy